Second Quarter 2010
Earnings Call

Supplemental Slides
Exhibit 99-2

Exhibit 99-2

The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current views with respect to future events and financial performance.
These estimates, projections and other forward-looking information are based on assumptions that
HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2009, our Form 10-Q for the quarters ended March 31, 2010, and June 30,
2010, when filed, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United
States. Our Form 8-K, dated August 2, 2010, to which the following supplemental slides are attached as
Exhibit 99.2, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Exhibit 99-2

Q2 2010 Highlights 4
High-Quality Care 5
Revenues (Q2 2010 vs. Q2 2009) 6
Expenses (Q2 2010 vs. Q2 2009) 7
Adjusted Consolidated EBITDA 8
Adjusted Income per Diluted Share 9
Net Cash Provided by Operating Activities 10
Adjusted Free Cash Flow 11
Debt Outstanding, Liquidity and Swaps 12
2010 Guidance – Revised 13
Business Outlook 14
Appendix 15
Regulatory Uncertainty 16
Cost-Effective Care 17
Readmission Rates 18
Portfolio Growth 19
Discharge Growth – Trend 20
Revenues & Expenses (Sequential) 21
Revenues & Expenses (6 Months 2010 vs. 6 Months 2009) 22
Payment Sources 23
Operational and Labor Metrics 24
Debt Profile 25
Non-Operating Cash/Tax Position 26
Outstanding Share Summary 27
US GAAP Reconciliations .... 28 – 29

HEALTHSOUTH

Table of Contents

Exhibit 99-2

Q2 2010 Highlights
✓ Discharge growth of 2.2%
 – Same-store discharge growth = 1.3%
 – Sequential discharge growth = 3.6%
✓ Revenue growth of 3.2%
 – Driven by pricing and volume growth
✓ Adjusted Consolidated EBITDA growth of 10.3%
 – Continued emphasis on quality outcomes
 – Continued disciplined expense management and labor productivity gains
✓ Adjusted EPS growth of 12.8%
✓ Leverage ratio reduced to 4.1x (1) from 4.3x at year-end
 – Net debt leverage ratio is 3.7x (1) (2)
 ✓ Disciplined growth:
 – Purchased Desert Canyon Rehabilitation Hospital, a 50-bed inpatient rehabilitation hospital located in southwest Las Vegas, NV, on June 1, 2010.
 – Began accepting patients at HealthSouth Rehabilitation Hospital of Northern Virginia, a 40-bed
 inpatient rehabilitation hospital located in Aldie, VA, on June 14, 2010.
(1) Based on trailing, four-quarter Adjusted Consolidated EBITDA of $400.7 million; reconciliation to GAAP provided on slides 28 through 29.
(2)  Net debt leverage ratio = total debt minus cash and cash equivalents of $172.6 million divided by Adjusted Consolidated EBITDA.

Exhibit 99-2

32.0
30.0
28.0
26.0
24.0
22.0
20.0
18.0
16.0
14.0
31.1
27.7
HealthSouth Average
UDS Average *

2.8
2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.75
2.41
HealthSouth Average
UDS Average **

HEALTHSOUTH

FIM Gain
LOS Efficiency
LOS Efficiency = Functional gain
divided by length of stay
Source: UDSmr Database - On Demand
Report: Q2 2010 Report
FIM Gain = Change in Functional
Independent Measurement (based
on an 18 point assessment) from
Admission to Discharge
** Average = Expected, Risk-adjusted LOS Efficiency
High-Quality Care
* Average = Expected, Risk-adjusted FIM Change Average

Exhibit 99-2

(Millions)	Q2 2010	Q2 2009	Increase/ (Decrease)
Inpatient	$ 456.2	$ 437.2	4.3%
Outpatient and other	40.7	44.4	(8.3%)
Consolidated net operating	$ 496.9	$ 481.6	3.2%
(Actual Amounts)			
Discharges	29,016	28,379	2.2%
Net patient revenue / discharge	$ 15,722	$ 15,406	2.1%

HEALTHSOUTH

Revenues (Q2 2010 vs. Q2 2009)
• Inpatient revenue growth was driven by:
 – 2.25% Medicare price increase
 – Discharge growth of 2.2% quarter over quarter
• Outpatient revenue declined primarily as a result of six fewer outpatient rehabilitation satellite clinics quarter over quarter.

Exhibit 99-2

(Millions)	Q2 2010	Q2 2009	Increase/ (Decrease)
Salaries and benefits	$ 241.6	$ 237.8	1.6%
Percent of net operating revenues	48.6%	49.4%	(80 bps)
EPOB (employees per occupied bed)	3.48	3.51	(0.9%)
Hospital-related expenses	$ 122.7	$ 117.3	4.6%
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	24.7%	24.4%	30 bps
General and administrative	$ 22.7	$ 22.0	3.2%
(excludes stock-based compensation)			
Percent of net operating revenues	4.6%	4.6%	0 bps

HEALTHSOUTH

Expenses (Q2 2010 vs. Q2 2009)
• Disciplined expense management
• Solid labor productivity as reflected in lower EPOB

Exhibit 99-2

(Millions)	Q2 2010	Q2 2009	6 Months 2010	6 Months 2009
Net operating revenues	$ 496.9	$ 481.6	$ 987.9	$ 954.5
Operating expenses:				
Salaries and benefits	(241.6)	(237.8)	(483.5)	(471.1)
Hospital-related expenses:				
Other operating expenses	(76.6)	(67.0)	(143.5)	(133.9)
Supplies	(28.8)	(28.6)	(57.1)	(56.0)
Occupancy Costs	(11.4)	(12.0)	(23.0)	(24.0)
Provision for doubtful accounts	(5.9)	(9.7)	(12.8)	(17.5)
	(122.7)	(117.3)	(236.4)	(231.4)
General and administrative expenses (2)	(22.7)	(22.0)	(45.2)	(43.8)
Equity in nonconsolidated affiliates	2.6	(2.7)	5.2	(0.2)
Other income (3)	1.4	1.1	2.1	1.7
Noncontrolling interests (4)	(10.2)	(8.9)	(20.0)	(17.2)
Other	-	-	-	(0.1)
Adjusted Consolidated EBITDA	**$ 103.7**	**$ 94.0**	**$ 210.1**	**$ 192.4**

HEALTHSOUTH

Adjusted Consolidated EBITDA (1)
(1) Reconciliation to GAAP provided on slides 28 through 29.
In arriving at Adjusted Consolidated EBITDA, the following were excluded from line items:
(2) Stock-based compensation expense of $4.0, $2.9, $7.8 and $6.6 million, respectively, reduced general and administrative expenses.
(3) Impairments related to investments of $0.0, $0.1, $0.0 and $0.9 million, respectively, increased other income.
(4) Noncontrolling interests related to discontinued operations of $0.0, $0.2, $0.0 and $0.5 million, respectively, reduced noncontrolling interests.
Adjusted Consolidated
EBITDA Change
  Q2  6 Months
 +$9.7M +$17.7M
 +10.3% +9.2%
Improvements driven
by:
•pricing;
•volume; and
•disciplined expense
management.
Improvements benefited
from:
•lower bad debt expense
 • $4.9 million charge to
 equity in net income of
 nonconsolidated affiliates
 in Q2 2009
Offset by:
•$4.6 million increase in
professional liability
reserves

Exhibit 99-2

(Millions, except per share data)	Q2 2010	Q2 2009	6 Months 2010	6 Months 2009
Adjusted income from continuing operations [1]	$ 47.4	$ 39.9	$ 99.3	$ 79.6
Weighted average diluted shares outstanding	108.2	101.5	108.2	101.2
	Per Share		**Per Share**	
Adjusted income from continuing operations per diluted share [1]	$ 0.44	$ 0.39	$ 0.92	$ 0.79

HEALTHSOUTH

Adjusted Income per Diluted Share (1)

(1) Reconciliation to GAAP provided on slides 28 through 29.
Adjusted EPS Change

  Q2  6 Months
 +$0.05 +$0.13
 +12.8% +16.5%
Improvements driven by:
 • Higher Adjusted Consolidated
 EBITDA
 • Lower interest expense
 Offset by:
•5 million shares issued on
September 30, 2009, related to
the 2006 securities litigation
settlement
•Higher provision for income tax

Exhibit 99-2

Reconciliation of Adjusted Consolidated EBITDA [1] to Net Cash Provided by Operating Activities

	Q2		6 Months		YE
(million)	2010	2009	2010	2009	2009
Adjusted Consolidated EBITDA	$ 103.7	$ 94.0	$ 210.1	$ 192.4	$ 383.0
Provision for doubtful accounts	5.9	9.7	12.8	17.5	33.1
Professional fees—accounting, tax, and legal	(5.7)	3.3	(8.6)	(1.5)	(8.8)
Interest expense and amortization of debt discounts and fees	(30.1)	(31.1)	(60.6)	(65.5)	(125.8)
UBS Settlement proceeds, gross	-	-	-	100.0	100.0
Equity in net (income) loss of nonconsolidated affiliates	(2.6)	2.7	(5.2)	0.2	(4.6)
Net income attributable to noncontrolling interests in continuing operations	10.2	8.9	20.0	17.2	33.4
Amortization of debt discounts and fees	1.7	1.6	3.4	3.2	6.6
Distributions from nonconsolidated affiliates	1.2	2.4	3.3	3.9	8.6
Current portion of income tax benefit	3.9	0.7	1.8	1.0	7.3
Change in assets and liabilities	2.9	(32.4)	2.2	(23.4)	(0.8)
Change in government, class action and related settlements liability	-	(7.0)	(0.8)	(8.7)	(11.2)
Other operating cash used in discontinued operations	(2.0)	(6.5)	(4.2)	(7.0)	(13.5)
Other	(1.2)	(0.2)	(1.5)	(0.1)	(1.2)
Net cash provided by operating activities	$ 87.9	$ 46.1	$ 172.7	$ 229.2	$ 406.1

HEALTHSOUTH

(1) Notes on page 29.
Net Cash Provided by Operating Activities

Exhibit 99-2

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

(Millions)	Q2 2010	Q2 2009	6 Months 2010	6 Months 2009	YE 2009
Net cash provided by operating activities	$ 87.9	$ 46.1	$ 172.7	$ 229.2	$ 406.1
Impact of discontinued operations	2.0	6.5	4.2	7.0	13.5
Net cash provided by operating activities of continuing operations	89.9	52.6	176.9	236.2	419.6
Capital expenditures for maintenance	(8.0)	(7.5)	(13.6)	(15.0)	(34.1)
Net settlements on interest rate swaps	(11.2)	(10.6)	(23.1)	(19.1)	(42.2)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(13.0)	(13.0)	(26.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(7.2)	(7.3)	(18.3)	(15.8)	(32.7)
Non-recurring items:					
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	-	-	(73.8)	(73.8)
Cash paid for professional fees - accounting, tax and legal	5.7	3.2	8.6	8.0	15.3
Cash paid for government, class action and related settlements	-	7.0	0.8	8.7	11.2
Income tax refunds related to prior periods	(3.1)	(5.0)	(9.7)	(54.0)	(63.7)
Adjusted free cash flow	**$ 59.6**	**$ 25.9**	**$ 108.6**	**$ 62.2**	**$ 173.6**

HEALTHSOUTH

Adjusted Free Cash Flow

Exhibit 99-2

Debt Outstanding
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$2.04
$1.81
$1.66
$1.65
YE06
YE07
YE08
YE09
June-10

	June 30, 2010	Dec. 31, 2009
Cash Available	$ 172.6	$ 80.9
Revolver Total Line	$ 400.0	$ 400.0
Less:		
– Draws	-	-
– Letters of credit	-	-
Available	$ 400.0	$ 400.0
Total Liquidity	$ 572.6	$ 480.9

	Cash payment if LIBOR = 0.54%							
	2010				2011			
Swap Settlements	**Q1**	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q3**	**Q4**
Cash flow from investing activities (2)	11.9	11.3	10.6	10.5	10.4	-	-	-
Interest expense (3)		-	-	-		1.1	1.1	1.1

HEALTHSOUTH

Debt to
EBITDA  6.3x   6.3x   5.3x   4.3x   4.1x (1)
($ Billions)
Year-End 2010 Goal: 3.75x to 4.00x
Liquidity
Debt Outstanding, Liquidity and Swaps
(1) Based on trailing, four-quarter Adjusted Consolidated EBITDA of $400.7 million; reconciliation to GAAP provided on slides 28 and 29.
(2) Cash settlements flow through investing activities for swaps that do not qualify for hedge accounting. Notional amount of $884 million receives
 3-month LIBOR and pays 5.22% fixed until expiration in March of 2011.
(3) Forward-starting interest rate swaps (designated as cash flow hedges). Cash settlements will flow through operating activities as part of interest expense. Notional amounts of $100 million and $100 million receive LIBOR and pay 2.6% and 2.9% fixed, respectively.

Exhibit 99-2

Adjusted Consolidated EBITDA [1]		
Original Guidance (February 23, 2010)	→	**Revised Guidance (August 2, 2010)**
$397M to $407M		**$402M to $410M**

Adjusted EPS [1] [2]		
Original Guidance (February 23, 2010)	→	**Revised Guidance (August 2, 2010)**
$1.60 to $1.70		**$1.66 to $1.74**

HEALTHSOUTH

2010 Guidance - Revised
(1) Reconciliation to GAAP provided on slides 28 and 29.
(2) Adjusted income from continuing operations per diluted share.
 Considerations:
 ✓ IT “pilot” investment
 ✓ Integration of acquisitions
 ✓ Start-up costs at two new hospitals
 ✓ TeamWorks investment
 ✓ 2nd half 2010 bad debt = 1.5% to 1.8%
 Considerations:
 ✓ $3 million of additional stock-based
 compensation expense
 ✓ 5 million more diluted shares
 (2006 Securities Litigation Settlement)

Exhibit 99-2

2010	2011	2012	2013
Deleveraging [3]	Goal: < 4.0x Debt to EBITDA	Goal: ~ 3.5x Debt to EBITDA	Longer-term goal: ~ 3.0x Debt to EBITDA	
Growth	Organic growth (includes capacity expansions)			
	De novos (~ 2-3/year)			
	IRF acquisitions/joint ventures (~ 2-3/year)			
			Opportunistic, disciplined acquisitions of complementary post-acute services	
Operational Enhancement	• TeamWorks = Care Management • "CPR" (Comfort, Professionalism, Respect) Initiative	• TeamWorks = Labor/outcomes/quality optimization		

HEALTHSOUTH

Business Outlook
 Business Model:
 • 5 - 8 % annual Adjusted Consolidated EBITDA growth (1)
 • 15 - 20% annual Adjusted EPS growth (1) (2)
 Strategy
(1) Reconciliation to GAAP provided on slides 28 and 29.
(2) Adjusted income from continuing operations per diluted share.
(3) Exclusive of any E&Y recovery.

Exhibit 99-2

Appendix

Exhibit 99-2

Future Regulatory Risk	IRF	SNF	LTCH	HH

1. Re-basing payment system	No	Yes; RUGS IV and MDS 3.0 being implemented FY 2011/2012	No	Yes; would be required as part of PPACA starting in 2014
2. Major outlier payment adjustments	No	No	Yes; will occur when MMSEA relief expires (short stay outliers)	Yes; 10% cap per agency; 2.5% taken out of outlier pool (per PPACA)
3. Upcoding adjustments	No	Yes; occurring in FY 2010	Yes; occurring in FY 2010 and proposed (-2.5%) for FY 2011	Yes; occurring in CYs 2010 (-2.75%), and proposed (-3.79%) for 2011 and 2012
4. Patient criteria	No; 60% Rule already in place	No	Study dictated as part of MMSEA	PPACA requires a patient - physician “face-to-face” encounter; new therapy coverage proposed
5. Healthcare Reform
– Market basket update reductions	– Known	– Known	– Known	– Known
– Productivity adjustments	– Begins 2012	– Begins 2012	– Begins 2012	– Begins 2015
– Bundling	– Pilot to be established by 2013	– Pilot to be established by 2013	– Pilot to be established by 2013	– Pilot to be established by 2013
– Independent Payment Advisory Board	– FY 2019	– FY 2015	– FY 2019	– CY 2015
– New quality reporting requirements	– Begins 2014	– N/A	– Begins 2014	– N/A
– Value based purchasing	– Pilot begins 2016	– Post 2012	– Pilot begins 2016	– Post 2012
6. Other	N/A	Forecast error being implemented in FY 2011	25% Rule regulatory relief expires in 2012/2013; prohibition on new LTCHs through 2012	Limits on transfer of ownership
Regulatory Uncertainty
Sources: Healthcare Reform Bill (PPACA, HERA),CMS Regulatory published rules and MMSEA

Exhibit 99-2

Cost-Effective Care
CMS Fiscal Year 2010 IRF Rate Setting File Analysis (1)
	Freestanding (2)	Units (2)	Total	HealthSouth
				Hospitals (2)
Number of IRFs	228	953	1,181	94
Average # of Discharges per IRF	649	237	316	822
Outlier Payments as % of Total Payments	1.32%	4.08%	3.00%	0.43%
Average Estimated Total Payment per Discharge for FY 2010	$16,452	$16,741	$16,626	$15,996
Average Estimated Cost per Discharge for FY 2010	$14,021	$17,207	$15,945	$12,633
Notes:
(1)  All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2010 IRF rate setting final rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes. Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,181 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2010 Final IRF-
 PPS Rule. Most of the data represents historical information from the CMS fiscal year 2008 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a
 subset of Freestanding and the Total.

Exhibit 99-2

Post-Acute Care ("PAC") Setting	Percent Discharged from Hospital to PAC Setting	Percent Rehospitalized after Using PAC Setting	Percent Died in PAC Setting
Skilled Nursing Facility	17.3%	22.0%	5.4%
Home Health	16.0%	18.1%	0.8%
Long-Term Care Hospital	1.0%	10.0%	15.5%
Inpatient Rehabilitation	3.2%	9.4%	0.4%
Inpatient Psychiatric	0.5%	8.7%	0.4%
Hospice	2.1%	4.5%	82.2%
TOTAL	40.0%	18.0%	6.2%

HEALTHSOUTH

Readmission Rates
Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of 0discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June 2008)

Exhibit 99-2

Location	Installed Beds	Operational Date
1. Mesa, AZ	40 Beds	Q3 2009
2. Loudoun County, VA	40 Beds	Q2 2010
3. Bristol, VA	25 Beds	Q3 2010
4. Cypress, TX	40 Beds	Q4 2011

Location	Transaction	Beds	Closing Date
1. Altoona, PA	Acquired unit through JV	18 Beds	Q4 2009
2. Little Rock, AR	Expanded JV	23 Beds	Q1 2010
3. Las Vegas, NV	Acquired new IRF	50 Beds	Q2 2010
4. Houston, TX	Signed definitive agreement to acquire new IRF	50 Beds	Q3 2010

HEALTHSOUTH

Organic Growth
•Capacity Expansions:
 ➢ ~ 100+ beds in 2010
 • De novos:
 Acquisitions/Joint Ventures
Portfolio Growth
6 - 7 years (2)
2 - 4 years (1)
(1) Assumes average investment per bed: $100K to $250K.
(2) Assumes average investment per bed: ~ $450K.
6 - 7 years
Target Cash pay-back

Exhibit 99-2

HealthSouth vs. Industry
UDS Industry Sites
HLS Same Store
-0.5%
3.3%
-0.3%
5.7%
2.9%
8.1%
3.6%
9.7%
-0.2%
4.8%
1.3%
4.7%
1.6%
5.3%
0.1%
4.2%
-4.0%
0.4%
Q108 vs. Q107
Q208 vs. Q207
Q308 vs. Q307
Q408 vs. Q407
Q109 vs. Q108
Q209 vs. Q208
Q309 vs. Q308
Q409 vs. Q408
Q110 vs. Q109

Quarterly Discharges
30,000
25,000
20,000
15,000
10,000
5,000
-

	Q1	Q2	Q3	Q4
2007	25,519	25,418	24,371	24,853
2008	26,171	26,831	26,666	27,516
2009	27,699	28,379	28,125	28,772
2010	27,998	29,016		

HEALTHSOUTH

(1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including 89 HealthSouth sites.
(2) Includes 89 consolidated HealthSouth inpatient rehab hospitals and six long-term acute-care hospitals.
Discharge Growth - Trend
✓ HealthSouth’s volume
 growth has outpaced
 competitors’
✓ TeamWorks =
 standardized sales &
 marketing
✓ Capacity expansions will
 help facilitate organic
 growth:
 • ~ 100+ beds will be added
 in 2010
(1)
(2)

Exhibit 99-2

Revenues & Expenses (Sequential)

Revenues (millions)		Q2 2010		Q1 2010	Increase/ (Decrease)
Inpatient	$	456.2	$	451.8	1.0%
Outpatient and other		40.7		39.2	3.8%
Consolidated net operating	$	496.9	$	491.0	1.2%
(Actual Amounts)					
Discharges		29,016		27,998	3.6%
Net patient revenue / discharge	$	15,722	$	16,137	(2.6%)
Expenses (millions)					
Salaries and benefits	$	241.6	$	241.9	(0.1%)
Percent of net operating revenues		48.6%		49.3%	(70 bps)
EPOB (employees per occupied bed)		3.48		3.41	2.1%
Hospital-related expenses	$	122.7	$	113.7	7.9%
(other operating, supplies, occupancy, bad debts)					
Percent of net operating revenues		24.7%		23.2%	150 bps
General and administrative	$	22.7	$	22.5	0.9%
(excludes stock-based compensation)					
Percent of net operating revenues		4.6%		4.6%	0 bps

HEALTHSOUTH

Exhibit 99-2

Revenues & Expenses
(6 Months 2010 vs. 6 Months 2009)

Revenues (millions)	6 Months 2010	6 Months 2009	Increase/ (Decrease)
Inpatient	$ 908.1	$ 868.5	4.6%
Outpatient and other	79.8	86.0	(7.2%)
Consolidated net operating	$ 987.9	$ 954.5	3.5%
(Actual Amounts)			
Discharges	57,014	56,078	1.7%
Net patient revenue / discharge	$ 15,928	$ 15,487	2.8%
Expenses (millions)			
Salaries and benefits	$ 483.5	$ 471.1	2.6%
Percent of net operating revenues	48.9%	49.4%	(50 bps)
EPOB (employees per occupied bed)	3.45	3.49	(1.1%)
Hospital-related expenses	$ 236.4	$ 231.4	2.2%
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	23.9%	24.2%	(30 bps)
General and administrative	$ 45.2	$ 43.8	3.2%
(excludes stock-based compensation)			
Percent of net operating revenues	4.6%	4.6%	0 bps

HEALTHSOUTH

Exhibit 99-2

Q2 2010	Q2 2009	6 Months 2010	6 Months 2009	YE 2009
Medicare	69.6%	67.2%	70.0%	67.5%	67.9%
Medicaid	1.8%	2.2%	1.8%	2.2%	2.1%
Workers' compensation	1.7%	1.5%	1.6%	1.6%	1.6%
Managed care and other discount plans [1]	21.9%	23.8%	21.8%	23.1%	23.1%
Other third-party payors	2.4%	2.7%	2.3%	3.0%	2.7%
Patients	1.3%	1.1%	1.2%	1.1%	1.2%
Other income	1.3%	1.5%	1.3%	1.5%	1.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

HEALTHSOUTH

Payment Sources
(1) Managed Medicare revenues represent ~ 8%, 9%, 8%, 8% and 8% of total revenues for Q2 2010, Q2 2009, 6 months 2010, 6 months 2009 and
 2009, respectively, and are included in “Managed care and other discount plans.”

Exhibit 99-2

Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	6 Months 2010	6 Months 2009	YE 2009
					(In Millions)				
Net patient revenue-inpatient	$ 456.2	$ 451.8	$ 445.7	$ 429.2	$ 437.2	$ 431.3	$ 908.1	$ 868.5	$ 1,743.4
Net patient revenue-outpatient and other revenues	40.7	39.2	40.5	41.2	44.4	41.6	79.8	86.0	167.7
Net operating revenues	$ 496.9	$ 491.0	$ 486.2	$ 470.4	$ 481.6	$ 472.9	$ 987.9	$ 954.5	$ 1,911.1
					(Actual Amounts)				
Discharges (2)	29,016	27,998	28,772	28,125	28,379	27,699	57,014	56,078	112,975
Outpatient visits	265,628	255,445	265,067	281,913	291,944	283,621	521,073	575,565	1,122,545
Average length of stay	14.1	14.6	14.0	14.3	14.4	14.6	14.4	14.5	14.3
Occupancy %	67.4%	69.2%	66.5%	67.0%	69.4%	69.9%	67.6%	69.6%	67.3%
# of licensed beds	6,684	6,563	6,572	6,507	6,454	6,443	6,684	6,454	6,572
Occupied beds	4,505	4,542	4,370	4,360	4,479	4,504	4,518	4,492	4,423
Full-time equivalents (FTEs) (3)	15,600	15,416	15,428	15,528	15,590	15,469	15,508	15,529	15,504
Contract labor	87	82	64	60	120	143	84	132	97
Total FTE and contract labor	15,687	15,498	15,492	15,588	15,710	15,612	15,592	15,661	15,601
EPOB (4)	3.48	3.41	3.55	3.58	3.51	3.47	3.45	3.49	3.53

(1) Numbers have been reclassified to reflect current continuing operations.

HEALTHSOUTH

Operational and Labor Metrics (1)
(2) Represents discharges from HealthSouth’s 92 consolidated hospitals and 6 LTCHs in Q2 2010 and 90 consolidated hospitals and 6 LTCHs prior to Q2 2010.
(3) Excludes approximately 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Exhibit 99-2

Debt Profile

	Credit Rating		Debt Schedule		Debt Reduction
	S&P	Moody's	June 30, 2010	Dec. 31, 2009	6 Months 2010
Corporate	B	B2			
Outlook	Positive	Stable			
Advances under $400 million revolving credit facility, March 2012			$ -	$ -	$ -
Term loan facility - March 2013	BB-	Ba3	449.7	452.0	(2.3)
Term loan facility - March 2015	BB-	Ba3	297.8	299.3	(1.5)
Bonds Payable:					
10.75% Senior Notes due 2016	CCC+	Caa1	495.2	494.9	0.3
8.125% Senior Notes due 2020	CCC+	Caa1	285.3	285.2	0.1
Other bonds payable			1.8	1.8	-
Other notes payable			28.0	28.0	-
Capital lease obligations			96.7	101.3	(4.6)
Total			$ 1,654.5	$ 1,662.5	$ (8.0)
Debt to Adjusted Consolidated EBITDA			**4.1x**	**4.3x**	

Debt Maturities
As of June 30, 2010
$10.8
$21.2
$20.6
$451.9
$9.5
$289.5
$506.0
$5.7
$6.2
$4.5
$292.5
$46.2
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

HEALTHSOUTH

= Term Loan maturities
= 10.75% Fixed
= 8.125% Fixed
= Capital leases & term
 loan amortization
3 month
LIBOR
plus
225 bps
3 month
LIBOR
plus
375 bps
Call Schedule
Date   Price
June 15, 2011   105.375
June 15, 2012   103.583
June 15, 2013  101.792
June 15, 2014   100.000
and thereafter
$400.0

Exhibit 99-2

Non-Operating Cash/Tax Position
Cash Refunds as of June 30, 2010
• Federal tax recoveries virtually complete.
• State tax refunds in progress.
 – Approx. $3.1 million received in Q2
 2010.
 – Approx. $5.7 million net receivable on
  the balance sheet.
Future Cash Tax Payments
• Expect to pay about $5-7 million per year of income
 tax.
 – State income tax.
 – Alternative Minimum Tax (AMT).
• The Company does not expect to pay significant
 federal income taxes for the next 10-12 years due to
 approximately $905 million in deferred tax assets as
 of 12/31/09 outlined in the 2009 Form 10-K. The
 majority of the deferred tax assets is related to
 NOLs.
 – At this time, we do not believe the use
  of NOLs will be limited before they
  expire, however, no assurances can
  be provided.
• HealthSouth is not currently subject to an annual
 use limitation (AUL) under Internal Revenue Code
 section 382.
• If we experienced a “change of ownership” as
 defined by Internal Revenue Code section 382, we
 would be subject to an AUL, which is equal to the
 value of the company at the time of the “change of
 ownership” multiplied by the long-term tax exempt
 rate.
GAAP Considerations
• HealthSouth’s balance sheet currently
 reflects a valuation allowance for the
 potential value of NOLs and future
 deductions. The valuation allowance is
 approximately $888 million.

• GAAP tax rate will net to small amount as
 there will be a reduction in the valuation
 allowance when NOLs are utilized.

Exhibit 99-2

Weighted Average for the Period				
	Q2 2010	Q2 2009	6 Months 2010	6 Months 2009	YE 2009
Basic Shares outstanding (1) (2)	92.8	87.6	92.7	87.5	88.8
Diluted Shares outstanding (1) (2) (3)	108.2	101.5	108.2	101.2	103.3

	End of Period				
	Q2 2010	Q2 2009	6 Months 2010	6 Months 2009	YE 2009
Basic Shares outstanding (1) (2)	92.8	87.6	92.8	87.6	92.6
Diluted Shares outstanding (1) (2) (3)	108.2	101.5	108.3	101.3	107.8

HEALTHSOUTH

Outstanding Share Summary
(Millions)
Notes:
(1)  Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(2) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares. The warrants at a strike price of $41.40 were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(3) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

Exhibit 99-2

Reconciliation of Net Income to Adjusted Income from Continuing Operations and Adjusted Consolidated EBITDA (1) (3) (4)

	Three Months Ended June 30,				Six Months Ended June 30,				Year Ended December 31,	
	2010	Per Share	2009	Per Share	2010	Per Share	2009	Per Share	2009	Per Share
	(In Millions, Except per Share Data)									
Net income	$ 57.5	$ 0.62	$ 3.6	$ 0.04	$ 108.0	$ 1.17	$ 57.1	$ 0.65	$ 128.8	$ 1.45
(Income) loss from discontinued operations, net of tax, attributable to HealthSouth	(0.1)	(0.00)	(1.1)	(0.01)	3.0	0.03	1.9	0.02	(1.5)	(0.02)
Net income attributable to noncontrolling interests	(10.2)	(0.11)	(9.1)	(0.10)	(20.0)	(0.22)	(17.7)	(0.20)	(34.0)	(0.38)
Income (loss) from continuing operations attributable to HealthSouth	47.2	0.51	(6.6)	(0.08)	91.0	0.98	41.3	0.47	93.3	1.05
Government, class action, and related settlements	-	-	48.7	0.56	-	-	32.8	0.37	36.7	0.41
Professional fees – accounting, tax, and legal	5.7	0.06	(3.3)	(0.04)	8.6	0.09	1.5	0.02	8.8	0.10
Gain on early extinguishment of debt	-	-	(1.3)	(0.01)	-	-	(3.1)	(0.04)		
(Gain) loss on interest rate swaps	(0.3)	(0.00)	3.8	0.04	4.0	0.04	8.8	0.10	19.6	0.22
Adjustment for prior period amounts in tax provision	(5.2)	(0.06)	(1.4)	(0.02)	(4.3)	(0.05)	(1.7)	(0.02)	(8.8)	(0.10)
Adjusted income from continuing operations (1) (3)	47.4	0.51	39.9	0.46	99.3	1.07	79.6	0.91	149.6	1.68
Adjustment for dilution (2)		(0.07)		(0.07)		(0.15)		(0.12)		(0.23)
Adjusted income from continuing operations per diluted share (2) (3)		$ 0.44		$ 0.39		$ 0.92		$ 0.79		$ 1.45
Current period amounts in tax provision	3.0		1.1		4.6		2.6		5.6	
Interest expense and amortization of debt discounts and fees	30.1		31.1		60.6		65.5		125.8	
Depreciation and amortization	18.7		17.6		37.0		35.0		70.9	
	99.2		89.7		201.5		182.7		351.9	
Other adjustments per the Company's credit agreement:										
Impairment charges, including investments	-		0.1		-		0.8		1.4	
Net noncash loss on disposal of assets	0.4		1.3		0.4		2.3		3.5	
Loss on early extinguishment of debt	0.1		-		0.4		-		12.5	
Stock-based compensation expense	4.0		2.9		7.8		6.6		13.4	
Other	-		-		-		-		0.3	
Adjusted Consolidated EBITDA (1) (3) (4)	$ 103.7		$ 94.0		$ 210.1		$ 192.4		$ 383.0	
Weighted average common shares outstanding:										
Basic		92.8		87.6		92.7		87.5		88.8
Diluted		108.2		101.5		108.2		101.2		103.3

(1) (2) (3) (4) - Notes on page 29.

HEALTHSOUTH

Exhibit 99-2

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. The Company’s leverage ratio (total consolidated debt to
 Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 Consolidated EBITDA and the leverage ratio as liquidity measures on an ongoing basis.
 These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted
 Consolidated EBITDA are two components of our guidance.
4. The Company’s credit agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.